UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DHC Acquisition Corp

(Name of Registrant as Specified In Its Charter)

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LETTER TO SHAREHOLDERS OF DHC ACQUISITION CORP

1900 West Kirkwood Blvd, Suite 1400B

Southlake, Texas 76092

Dear DHC Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of DHC Acquisition Corp, a Cayman Islands exempted company (“DHC”), which will be held on November 30, 2023, at 9:00 a.m., Eastern Time at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/dhcacquisition/egm2023.

The attached Notice of the Shareholder Meeting and proxy statement describe the business DHC will conduct at the Shareholder Meeting (unless DHC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about DHC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated November 16, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which DHC has to consummate a business combination (the “Charter Extension”) from December 4, 2023 (the “Termination Date”) to May 4, 2024 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal”);

2.

Proposal No. 2—Adjournment Proposal—By way of ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of DHC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The purpose of the Extension Amendment Proposal is to allow DHC additional time to complete its previously announced business combination (the “Business Combination”) with Brand Engagement Network Inc., a Wyoming corporation (“BEN”). On September 7, 2023, DHC entered into that certain business combination agreement and plan of reorganization (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with BEN, BEN Merger Subsidiary Corp, a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”), and, solely with respect to Section 7.21 and Section 9.03 of the Business Combination Agreement, DHC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which Merger Sub will merge with and into BEN (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with BEN surviving the Merger as a direct wholly owned subsidiary of DHC. In connection with the Merger, and as further described below, DHC will change its name to “Brand Engagement Network Inc.” The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination”.

If the Extension Amendment Proposal is approved, the Sponsor, which holds all 7,736,268 of the outstanding Class B Ordinary Shares of the Company, has informed the Company that it expects to convert all of the Class B Ordinary Shares held by it into Class A Ordinary Shares prior to any redemptions in connection with the Charter Extension.

The Memorandum and Articles of Association provide that DHC has until December 4, 2023 to complete its initial Business Combination (the “Termination Date”). Although DHC and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, DHC’s Board has determined that it is in the best interests of DHC to prepare to seek an extension of the Termination Date and have DHC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. DHC has scheduled an extraordinary general meeting of its shareholders to approve the Extension Amendment Proposal on November 30, 2023 at 9:00 a.m. Eastern Time. Without the Charter Extension, DHC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be precluded from completing the Business Combination and would be forced to liquidate. For more information regarding the Business Combination and the Business Combination Agreement, please read DHC’s Current Report on Form 8-K relating to the Business Combination that was filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (File No. 001-40130) and the registration statement on Form S-4 filed by DHC with the SEC on October 17, 2023 (File No. 333-275058) and any amendments thereto.

DHC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled, DHC will liquidate and dissolve in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of DHC’s Class A Ordinary Shares, issued as part of the units sold in DHC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if DHC does not complete the Business Combination by the Charter Extension Date and upon consummation of the Business Combination.

On September 30, 2023 the redemption price per share was approximately $10.76, based on the aggregate amount on deposit in the Trust Account of approximately $49,179,344.47 (including interest not previously released to DHC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on November 16, 2023 was $10.64. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.12 more per share than if the shares were sold in the open market (based on the per share redemption price as of September 30, 2023). DHC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. DHC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if DHC does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, DHC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DHC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to DHC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to DHC’s warrants, which will expire worthless in the event DHC liquidates and dissolves the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on November 16, 2023 (the “Record Date”) as the date for determining DHC’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares in connection with the Charter Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or DHC has not consummated an initial business combination by the Charter Extension Date, assuming the Charter Extension is implemented.

DHC believes that it is in the best interests of DHC’s shareholders that DHC obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of DHC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO DHC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, DHC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of DHC Acquisition Corp

/s/ Christopher Gaertner
Christopher Gaertner
Co-Chief Executive Officer and Chief Financial Officer and Director

/s/ Thomas Morgan, Jr.
Thomas Morgan, Jr.
Co-Chief Executive Officer and Director

DHC ACQUISITION CORP

1900 West Kirkwood Blvd, Suite 1400B

Southlake, Texas 76092

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

TO BE HELD ON NOVEMBER 30, 2023

To the Shareholders of DHC Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of DHC Acquisition Corp, a Cayman Islands exempted company (“DHC”), will be held on November 30, 2023, at 9:00 a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/dhcacquisition/egm2023.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which DHC has to consummate a business combination (the “Charter Extension”) from December 4, 2023 (the “Termination Date”) to May 4, 2024 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal”); and (ii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless DHC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated November 16, 2023 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1. Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:

a) the first sentence of Article 49.7 of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by May 4, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b) Article 49.8(a) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by May 4, 2024, or such later time as the Members may approve in accordance with the Articles; and/or”

v

c) Article 49.10(b) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond May 4, 2024 or (y) amend this Article 49.10.”

2. Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of DHC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The purpose of the Extension Amendment Proposal is to allow DHC additional time to complete its previously announced business combination (the “Business Combination”) with Brand Engagement Network Inc., a Wyoming corporation (“BEN”). On September 7, 2023, DHC entered into that certain business combination agreement and plan of reorganization (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with BEN, BEN Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”), and, solely with respect to Section 7.21 and Section 9.03 of the Business Combination Agreement, DHC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which Merger Sub will merge with and into BEN (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with BEN surviving the Merger as a direct wholly owned subsidiary of DHC. In connection with the Merger, and as further described below, DHC will change its name to “Brand Engagement Network Inc.”

If the Extension Amendment Proposal is approved, the Sponsor, which holds all 7,736,268 of the outstanding Class B Ordinary Shares of the Company, has informed the Company that it expects to convert all of the Class B Ordinary Shares held by it into Class A Ordinary Shares prior to any redemptions in connection with the Charter Extension.

The Memorandum and Articles of Association provide that DHC has until December 4, 2023 to complete its initial Business Combination (the “Termination Date”). DHC’s Board has determined that it is in the best interests of DHC to prepare to seek an extension of the Termination Date and have DHC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. DHC has scheduled an extraordinary general meeting of its shareholders to approve the Extension Amendment Proposal on November 30, 2023 at 9:00 a.m. Eastern Time. Without the Charter Extension, DHC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be precluded from completing the Business Combination and would be forced to liquidate.

DHC reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled, DHC will liquidate and dissolve in accordance with the Memorandum and Articles of Association.

DHC believes that it is in the best interests of DHC’s shareholders that DHC obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of DHC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of DHC’s Class A Ordinary Shares, issued as part of the units sold in DHC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account, if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if DHC does not complete the Business Combination by the Charter Extension Date and upon consummation of the Business Combination.

On September 30, 2023 the redemption price per share was approximately $10.76, based on the aggregate amount on deposit in the Trust Account of approximately $49,179,344.47 (including interest not previously released to DHC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on November 16, 2023 was $10.64. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.12 more per share than if the shares were sold in the open market (based on the per share redemption price as of September 30, 2023). DHC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. DHC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if DHC does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. DHC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $49,179,344.47 that was in the Trust Account as of September 30, 2023 (including interest not previously released to DHC to pay its taxes).

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, DHC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DHC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to DHC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, DHC Sponsor, LLC (the “Sponsor”) and the other initial shareholders of DHC will not receive any monies held in the Trust Account as a result of their ownership of 7,736,268 Class B Ordinary Shares which were issued to the Sponsor prior to the initial public offering on March 4, 2021 (the

“Initial Public Offering”), and 6,126,010 private placement warrants, which were purchased by the Sponsor in a private placement which occurred substantially concurrently with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO DHC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like DHC, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). To mitigate the risk of DHC being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), in connection with the 24-month anniversary of the effective date of the registration statement filed in connection with the IPO (the “IPO Registration Statement”), DHC instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing cash bank account until the earlier of consummation of DHC’s initial business combination or liquidation. Interest on such cash bank accounts is variable, and DHC cannot assure you that such rate of interest will not decrease or increase significantly. As a result, following such liquidation, DHC may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or liquidation of DHC. See “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. As a result, in the event that the Trust Account has not been liquidated prior to the 24-month anniversary of the Initial Public Offering, we intend to convert any funds in the Trust Account to cash, and such funds will cease to earn interest.”

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on November 16, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 4,572,153 issued and outstanding Class A Ordinary Shares and 7,736,268 issued and outstanding Class B Ordinary Shares. DHC’s warrants do not have voting rights.

Our Sponsor, which holds all 7,736,268 of the outstanding Class B Ordinary Shares of the Company, has informed us of its intent to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. These Ordinary Shares represent, in the aggregate, approximately 62.9% of the Company’s issued and outstanding Ordinary Shares, which is sufficient to establish a quorum without the presence of any holders of Class A Ordinary Shares of the Company. In addition, our Sponsor, directors and officers may purchase Public Shares at any time. As a result, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 469,346 Ordinary Shares held by public shareholders (or approximately 10.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, but will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will not require the affirmative vote of any Ordinary Shares held by public shareholders, regardless of the number of Ordinary Shares represented at the Shareholder Meeting.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, DHC urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated November 16, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of DHC Acquisition Corp

/s/ Christopher Gaertner
Christopher Gaertner
Co-Chief Executive Officer and Chief Financial Officer and Director

/s/ Thomas Morgan, Jr.
Thomas Morgan, Jr.
Co-Chief Executive Officer and Director

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of DHC Acquisition Corp (“DHC”). Likewise, DHC’s financial statements and all of DHC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect DHC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. DHC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	DHC’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of DHC;

•	the use of funds not held in the Trust Account (as described herein) or available to DHC from interest income on the Trust Account balance; and

•	the competitive environment in which Bridger will operate following the Business Combination.

While forward-looking statements reflect DHC’s good faith beliefs, they are not guarantees of future performance. DHC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause DHC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in DHC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, DHC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as filed with the SEC on August 14, 2023 and in other reports DHC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DHC (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 30, 2023, our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023, and any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension (as defined below) will enable us to complete any initial Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that any initial Business Combination will be consummated prior to the Charter Extension Date (as defined below). Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek shareholder approval of any Business Combination prior to the Charter Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal. Even if the Charter Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a future shareholder vote on a Business Combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additionally, DHC’s Memorandum and Articles of Association provide that DHC may not redeem Public Shares to the extent that such redemption would result in DHC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As such, DHC may not be able to implement the Charter Extension or complete a Business Combination if following redemptions in connection with the Charter Extension or upon the consummation of the Business Combination DHC has net tangible assets of less than $5,000,001, even if shareholders approve the Charter Extension or if all contractual conditions to closing any Business Combination are met.

The Charter Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

DHC is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of DHC, would be March 1, 2024 (the “Nasdaq Deadline”). The Extension to the Charter Extension Date contemplated by the Extension Amendment Proposal, would extend DHC’s Termination Date beyond the Nasdaq Deadline. As a result, the Extension contemplated by the Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in DHC’s securities may be suspended and DHC may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved. We cannot assure that Nasdaq will not delist the Company in the event the Extension Amendment Proposal is approved and the Company does not complete one or more business combinations by the Nasdaq Deadline, that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) that would, among other items, impose additional disclosure requirements in initial public offerings by special purpose acquisition companies (“SPACs”) and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our business, including our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. As a result, in the event that the Trust Account has not been liquidated prior to the 24-month anniversary of our Initial Public Offering (as defined below), we intend to convert any funds in the Trust Account to cash, and such funds will cease to earn interest.

DHC completed its initial public offering on March 4, 2021 (our “Initial Public Offering”) and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. The SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the Initial Public Offering registration statement.

It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company

Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of the Business Combination or our liquidation. Interest on such cash bank accounts is variable, and we cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

Our ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

We are a Cayman Islands exempted company. Our sponsor, DHC Sponsor, LLC (the “Sponsor”), which is a Delaware limited liability company, owns 7,736,268 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) of DHC and has the sole right to elect directors of DHC. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, we believe that neither DHC nor the Sponsor would be considered a foreign person because they are ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, DHC could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over DHC for purposes of CFIUS’s regulations. DHC could likewise be considered a foreign person if a foreign investor acquires a significant interest in DHC and is viewed as having the ability to exercise control over DHC or under other, unforeseen circumstances. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If DHC’s initial business combination is with a U.S business and falls within CFIUS’s jurisdiction, DHC may determine that we are required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay any such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order DHC to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent DHC from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to DHC and its shareholders. As a result, the pool of potential targets with which DHC could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar potential foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and DHC has limited time to complete an initial business combination. If DHC cannot complete an initial business combination within the timeframe permitted under our Memorandum and Articles of Association, whether or not the Extension Amendment Proposal (as defined below) is approved and adopted, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, DHC may be required to liquidate. If DHC liquidates, our public shareholders may only receive the redemption value of their shares ($10.76 per share at September 30, 2023), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in a combined company.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to DHC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on November 30, 2023, at 9:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://cstproxy.com/dhcacquisition/egm2023.

Q: Why am I receiving this proxy statement?

DHC is a blank check company incorporated as a Cayman Islands exempted company on December 22, 2020. DHC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

On March 4, 2021, DHC consummated its Initial Public Offering of 30,000,000 units, at an offering price of $10.00 per unit and a private placement with DHC Acquisition LLC of 6,000,000 private placement warrants at a price of $1.00 per warrant. On March 5, the Company consummated a partial exercise by the underwriters of the initial public offering of their over-allotment option for 945,072 units (the “Overallotment Units”) and 126,010 private placement warrants (together with the private placement warrants offered and sold in our initial public offering, the “Private Placement Warrants”). The net proceeds from our initial public offering and the Overallotment Units together with certain of the proceeds from the Private Placement, $309,450,720 in the aggregate, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the Initial Public Offering with Continental Stock Transfer & Trust Company acting as trustee.

On March 3, 2023, DHC held an extraordinary general meeting at which its shareholders approved, by special resolution, the proposal to amend and restate DHC’s Amended and Restated Memorandum and Articles of Association to extend the date by which DHC must consummate its initial business combination from March 4, 2023 to December 4, 2023. In connection with the Extension, a total of 186 shareholders elected to redeem an aggregate of 25,943,810 Class A Ordinary Shares, representing approximately 83.28% of the issued and outstanding Class A Ordinary Shares. As a result, an aggregate of $266,701,252.01 (or approximately $10.28 per share) was released from the Trust Account to pay such shareholders.

On September 7, 2023, DHC entered into that certain business combination agreement and plan of reorganization (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Brand Engagement Network Inc., a Wyoming corporation (“BEN”), BEN Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”), and, solely with respect to Section 7.21 and Section 9.03 of the Business Combination Agreement, DHC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which Merger Sub will merge with and into BEN (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with BEN surviving the Merger as a direct wholly owned subsidiary of DHC. In connection with the Merger, and as further described below, DHC will change its name to “Brand Engagement Network Inc.”. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination”.

Like most blank check companies, DHC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before December 4, 2023 (the “Termination Date”).

Although DHC and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, DHC’s Board has determined that there may not be sufficient time before December 4, 2023 to complete the Business Combination. Therefore, DHC believes that it is in the best interests of DHC’s shareholders to continue DHC’s existence until May 4, 2024 if necessary in order to allow DHC additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q: When and where will the Shareholder Meeting be held?

The Shareholder Meeting will be held on November 30, 2023, at 9:00 a.m., Eastern Time, at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://cstproxy.com/dhcacquisition/egm2023.

Q: How do I vote?

A: The extraordinary general meeting will be held at 9:00 a.m. Eastern Time, on November 30, 2023, at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001 and via live webcast at https://cstproxy.com/dhcacquisition/egm2023, where you will be able to listen to the meeting live and vote during the meeting. If you are a holder of record of DHC Ordinary Shares on November 16, 2023 (the “Record Date”) for the extraordinary general meeting, you may vote at the extraordinary general meeting in person, via the virtual meeting platform or by submitting a proxy for the extraordinary general meeting, in any of the following ways, if available:

Vote by Mail: by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. By signing the proxy card and returning it in the enclosed prepaid envelope to the specified address, you are authorizing the individuals named on the proxy card to vote your shares at the extraordinary general meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the extraordinary general meeting so that your shares will be voted if you are unable to attend the extraordinary general meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your DHC Ordinary Shares will be voted as recommended by DHC’s board of directors (the “Board”).

Vote by Internet: visit https://cstproxy.com/dhcacquisition/egm2023, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on November 29, 2023 (have your proxy card in hand when you visit the website);

Vote by Phone: by calling toll-free (within the U.S. or Canada) 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 5494512#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically; or

Vote at the extraordinary general meeting: you can attend the extraordinary general meeting in person or via the virtual meeting platform and vote during the meeting by following the instructions on your proxy card. You can access the extraordinary general meeting by visiting the website https://www.cstproxy.com/dhcacquisition/egm2023. You will need your control number for access. Instructions on how to virtually attend and participate at the extraordinary general meeting are available at https://www.cstproxy.com/dhcacquisition/egm2023.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee. In most cases you may vote by telephone or over the Internet as instructed.

Q: How do I attend the virtual Shareholder Meeting?

A: If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 212-845-3210, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting November 27, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/dhcacquisition/egm2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 5494512#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q: What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A: DHC shareholders are being asked to consider and vote on the following proposals:

1. Proposal No. 1—Extension Amendment Proposal – To amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which DHC has to consummate a Business Combination (the “Charter Extension “) from December 4, 2023 to May 4, 2024 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal”);

2. Proposal No. 2—Adjournment Proposal – By way of ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented

(either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Holders of Class A Ordinary Shares and Class B Ordinary Shares may vote with respect to all of the proposals.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of DHC and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of DHC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, DHC’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q: Are any of the proposals conditioned on one another?

A: DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by DHC public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).

If the Charter Extension is approved and one or more DHC shareholders elect to redeem their Public Shares pursuant to the Redemption, DHC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for DHC’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on DHC not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q: Why is DHC proposing the Extension Amendment Proposal and the Adjournment Proposal?

A: The Memorandum and Articles of Association, as currently in effect, provides for the return of DHC’s Initial Public Offering proceeds held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated by December 4, 2023. As explained below, the purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow DHC additional time to complete the Business Combination. DHC believes that it is in the best interests of DHC and its shareholders to complete a Business Combination and that it is in the best interests of DHC’s shareholders that DHC obtain the Charter Extension. DHC believes a Business Combination could provide significant benefits to its shareholders. Therefore, DHC is asking for an extension of this timeframe. Accordingly, if the Extension Amendment Proposal is approved, DHC’s Memorandum and Articles of Association would be amended to extend the date by which we must consummate an initial business combination to May 4, 2024 (or such earlier date as determined by the Board).

Without the Charter Extension, DHC believes that DHC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be forced to liquidate.

If the Extension Amendment Proposal is not approved by DHC’s shareholders, DHC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by DHC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

DHC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled, DHC will liquidate and dissolve in accordance with the Memorandum and Articles of Association.

Q: What constitutes a quorum?

A: A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the Shareholder Meeting if the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting are represented in person or by proxy or by authorized representative. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Shareholder Meeting. As of the Record Date for the Shareholder Meeting, in addition to the shares of the initial shareholders of DHC, no Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so DHC does not expect there to be any broker non-votes at the Shareholder Meeting.

Q: What vote is required to approve the proposals presented at the Shareholder Meeting?

A: The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q: How will the Sponsor, DHC’s directors, officers and its initial shareholders vote?

A: The Sponsor, DHC’s directors, officers and its initial shareholders have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor, DHC’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, DHC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 7,736,268 Class B Ordinary Shares, representing 62.9% of DHC’s issued and outstanding Ordinary Shares.

Q: Who is DHC’s Sponsor?

A: DHC’s sponsor is DHC Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns 7,736,268 Class B Ordinary Shares and 6,126,010 Private Placement Warrants. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes that neither the Company nor the Sponsor would be considered a foreign person because they are ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company or under other, unforeseen circumstances. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s initial business combination is with a U.S business and falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay any such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar potential foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If DHC cannot complete its initial business combination within the timeframe permitted under its amended and restated memorandum and articles of association, or such later date that may be approved by the DHC’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, DHC may be required to liquidate. If DHC liquidates, its public shareholders may only receive the redemption value of their shares ($10.76 per share at September 30, 2023), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in a combined company.

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A: DHC believes shareholders will benefit from DHC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which DHC has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, DHC believes that DHC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be forced to liquidate.

Q: Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by DHC’s shareholders, the Board will not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A: If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, and you vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q: Will you seek any further extensions to liquidate the Trust Account?

A: Other than as described in this proxy statement, DHC does not currently anticipate seeking any further extension to consummate the Business Combination beyond the Charter Extension Date, but may do so in the future.

Q: What happens if the Extension Amendment Proposal is not approved?

A: If there are insufficient votes to approve the Extension Amendment Proposal, DHC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Charter Extension is not implemented, and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, DHC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DHC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to DHC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to DHC’s warrants, which will expire worthless in the event DHC dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of DHC waived their rights to participate in any liquidation distribution with respect to the 7,736,268 Class B Ordinary Shares and the 6,126,010 Private Placement Warrants held by them.

Q: If the Extension Amendment Proposal is approved, what happens next?

A: If the Extension Amendment Proposal is approved, DHC will continue to attempt to consummate the Business Combination until the Charter Extension Date. DHC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of DHC held by DHC’s officers, directors, the Sponsor and its affiliates, in each case indirectly through the Sponsor. In addition, DHC’s Memorandum and Articles of Association provide that DHC cannot redeem or repurchase Public Shares to the extent such redemption would result in DHC’s failure to have at least $5,000,001 of net tangible assets. As a result, DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Extension, after taking into account the Redemptions.

If the Extension Amendment Proposal is approved, the Sponsor, which holds all 7,736,268 of the outstanding Class B Ordinary Shares of the Company, has informed the Company that it expects to convert all of the Class B Ordinary Shares held by it into Class A Ordinary Shares prior to any redemptions in connection with the Charter Extension.

Q: If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A: Yes. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q: Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A: No. You are not being asked to vote on any Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q: Will how I vote affect my ability to exercise Redemption rights?

A: No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of DHC on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. If you are a shareholder of record of Ordinary Shares as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways: Submit a new proxy card bearing a later date; or vote in person or electronically at the Shareholder Meeting by visiting https://www.cstproxy.com/dhcacquisition/egm2023 and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Shareholder Meeting will not alone serve to revoke your proxy.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to DHC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a DHC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q: Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A: Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of DHC and its shareholders. The Board recommends that DHC’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of DHC and its shareholders and recommends that DHC’s shareholders vote “FOR” the Adjournment Proposal.

Q: What interests do DHC’s directors and officers have in the approval of the Extension Amendment Proposal?

A: DHC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, DHC’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q: Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A: No. There are no appraisal rights available to DHC’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law.

Q: If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A: No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q: How do I exercise my redemption rights?

A: If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I. (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II. prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that DHC redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of September 30, 2023, this would have amounted to approximately $10.76 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests, with the consent of the Board (in its sole discretion which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that DHC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on November 28, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are tendered or delivered as described above, then, DHC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q: What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A: You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q: Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A: DHC will pay the cost of soliciting proxies for the Shareholder Meeting. DHC has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Shareholder Meeting.

DHC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of DHC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

DHC Acquisition Corp

1900 West Kirkwood Blvd, Suite 1400B

Southlake, Texas 76092

(310) 228-2894

or:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DHCA.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Business Combination Agreement, please read DHC’s Current Report on Form 8-K relating to the Business Combination that was filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (File No. 001-40130) and the registration statement on Form S-4 filed by DHC with the SEC on October 17, 2023 (File No. 333-275058) and any amendments thereto. You also may obtain additional information about DHC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF DHC SHAREHOLDERS

This proxy statement is being provided to DHC shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of DHC Shareholders to be held on November 30, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 16, 2023 to all shareholders of record of DHC as of November 16, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on November 30, 2023 at 9:00 a.m., Eastern Time, at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our Memorandum and Articles of Association. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/dhcacquisition/egm2023.

You can pre-register to attend the virtual Shareholder Meeting starting November 27, 2023 at 4:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/dhcacquisition/egm2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 5494512#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, DHC shareholders will consider and vote on the following proposals:

1. Proposal No. 1—Extension Amendment Proposal - To amend, by special resolution, DHC’s Memorandum and Articles of Association to extend the date by which DHC has to consummate a Business Combination from December 4, 2023 to May 4, 2024.

3. Proposal No. 2—Adjournment Proposal – By way of ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Voting Power; Record Date

As a shareholder of DHC, you have a right to vote on certain matters affecting DHC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on November 16, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote on each of the Extension Proposal and Adjournment Proposal for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 12,308,421 issued and outstanding Ordinary Shares, of which 4,572,153 Class A Ordinary Shares are held by DHC public shareholders and 7,736,268 Class B Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy or by authorized representative, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of DHC, who own 62.9% of the issued and outstanding Ordinary Shares as of the Record Date, indirectly through the Sponsor, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the initial shareholders of DHC, no Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non- routine matters. As a result, if you hold your shares in “street name”, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction. If you hold your shares in street name and do not provide instructions on any of the proposals, a broker non-vote will occur for any such proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The initial shareholders of DHC have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. As of the date of this proxy statement, the initial shareholders and officers of DHC own 62.9% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	None	469,346
Adjournment Proposal	Ordinary Resolution(2)	None	None

1

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

2

An ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on November 16, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/dhcacquisition/egm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy. If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify DHC’s Co-Chief Executive Officers in writing to DHC Acquisition Corp, 1900 West Kirkwood Blvd, Southlake, Texas 76092 (310) 228-2894, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a DHC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call (203) 658-9400, or by emailing DHCA.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that DHC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.76 per share as of September 30, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, DHC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i) hold Class A Ordinary Shares;

(ii) submit a written request to Continental, DHC’s transfer agent, in which you (i) request that DHC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, DHC’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of DHC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, DHC’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, DHC’s transfer agent, prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent. The closing price of Class A Ordinary Shares on November 16, 2023, the Record Date for the Shareholder meeting, was $10.64 per share. The cash held in the Trust Account on such date was approximately $49,475,092.12 (including interest not previously released to DHC to pay its taxes) ($10.64 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. DHC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares and (and share certificates (if any) and other redemption forms) (either physically or electronically) to DHC’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax consequences for U.S. holders of Class A Ordinary Shares with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Consequences.” The consequences of a redemption to any particular U.S. holder of Class A Ordinary Shares will depend on that U.S. holder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to DHC’s shareholders in connection with the Extension Amendment Proposal under Delaware law. There are no dissenters’ rights available to DHC’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law.

Proxy Solicitation Costs

DHC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. DHC has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Shareholder Meeting. DHC and its directors, officers and employees may also solicit proxies in person. DHC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

DHC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. DHC will pay Morrow a fee of $27,500, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as DHC’s proxy solicitor. DHC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to DHC shareholders. Directors, officers and employees of DHC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

DHC is proposing to amend its Memorandum and Articles of Association to extend the date by which DHC has to consummate the Business Combination to the Charter Extension Date so as to give DHC additional time to complete the Business Combination.

Without the Charter Extension, DHC believes that DHC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of DHC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On September 30, 2023 the redemption price per share was approximately $10.76, based on the aggregate amount on deposit in the Trust Account of approximately $49,179,344.47 (including interest not previously released to DHC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on November 16, 2023 was $10.64. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.12 more per share than if the shares were sold in the open market (based on the per share redemption price as of September 30, 2023). DHC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. DHC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if DHC does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

DHC’s Memorandum and Articles of Association provides that DHC has until December 4, 2023 to complete the Business Combination. DHC and its officers and directors agreed that they would not seek to amend DHC’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless DHC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board currently believes that there will not be sufficient time before December 4, 2023 to complete the Business Combination. Accordingly, in order to enable DHC to consummate a Business Combination, DHC will need to obtain the Charter Extension. Without the Charter Extension, DHC will be able to complete the Business Combination on or before the Termination Date. If that were to occur, DHC would be precluded from completing the Business Combination and would be forced to liquidate.

The foregoing Memorandum and Articles of Association provision was included to protect DHC shareholders from having to sustain their investments for an unreasonably long period if DHC failed to find a suitable business combination in the timeframe contemplated by the Memorandum and Articles of Association. However, that it is in the best interests of DHC and its shareholders to complete the Business Combination and that circumstances warrant providing public shareholders additional time to consider future potential Business Combination.

The Extension Amendment Proposal is essential to allowing DHC additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, DHC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DHC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to DHC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to DHC’s warrants, which will expire worthless in the event DHC dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of DHC waived their rights to participate in any liquidation distribution with respect to the 7,736,268 Class B Ordinary Shares and the 6,126,010 Private Placement Warrants held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, DHC shall procure all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete the Business Combination. DHC will then continue to attempt to consummate the Business Combination until the Charter Extension Date. DHC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor, DHC’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, DHC shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of DHC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to DHC shareholders that they approve the Extension Amendment Proposal. DHC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $6,126,010 for 6,126,010 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by December 4, 2023, then the proceeds from the sale of the DHC Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the initial shareholders of DHC, including the Sponsor (and certain of DHC’s officers and directors who are members of the Sponsor), have invested in DHC an aggregate of $6,151,010, comprised of the $25,000 purchase price for 7,736,268 Class B Ordinary Shares and the $6,126,010 purchase price for 6,126,010 Private Placement Warrants. Assuming a trading price of $10.64 per Class A Ordinary Share and $0.03 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on Nasdaq on November 16, 2023, the Record Date for the Shareholder meeting), the 7,736,268 Class B Ordinary Shares and 6,126,010 Private Placement Warrants would have an implied aggregate market value of approximately $82,497,671.82. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.26 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in DHC by the initial shareholders of DHC. As a result, if the Business Combination is completed, the initial shareholders of DHC are likely to be able to make a substantial profit on their investment in DHC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and DHC liquidates without completing the Business Combination before December 4, 2023, the initial shareholders of DHC will lose their entire investment in DHC;

•

the fact that the Sponsor, DHC’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination or the Extension Amendment Proposal;

•

the fact that the initial shareholders of DHC and DHC’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and DHC fails to complete the Business Combination by December 4, 2023;

•	the indemnification of DHC’s existing directors and officers and the liability insurance maintained by DHC;

•

the fact that the Sponsor and DHC’s officers and directors will lose their entire investment in DHC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by December 4, 2023; and

•

the fact that if the Trust Account is liquidated, including in the event DHC is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify DHC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per DHC public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which DHC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to DHC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that DHC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.76 per share as of September 30, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, DHC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, DHC will not proceed with the Charter Extension if DHC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i) hold Class A Ordinary Shares;

(ii) submit a written request to Continental, DHC’s transfer agent, in which you (i) request that DHC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, DHC’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of DHC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, DHC’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, DHC’s transfer agent, prior to 5:00 p.m., Eastern Time, on November 28, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on November 16, 2023, the Record Date for the Shareholder meeting, was $10.64 per share. The cash held in the Trust Account on such date was approximately $49,475,092.12 (including interest not previously released to DHC to pay its taxes) ($10.64 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DHC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. DHC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to DHC’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Your right to redeem in connection with the Shareholder Meeting relating to the Extension Amendment Proposal does not affect the right of DHC shareholders to elect to redeem their public shares in connection with the Business Combination, which is a separate and additional redemption right available to DHC shareholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the initial shareholders of DHC have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the initial shareholders of DHC own 62.9% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the initial shareholders of DHC, approval of the Extension Amendment Proposal will require the affirmative vote of at least 469,346 Ordinary Shares held by public shareholders (or approximately 10.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, but will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows: “RESOLVED, as a special resolution that:

a) the first sentence of Article 49.7 of DHC’s Second Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by May 4, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b) Article 49.8(a) of DHC’s Second Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by May 4, 2024, or such later time as the Members may approve in accordance with the Articles; and/or”

c) Article 49.10(b) of DHC’s Second Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond May 4, 2024 or (y) amend this Article 49.10.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT DHC SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by DHC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the initial shareholders of DHC have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the initial shareholders and officers of DHC own 62.9% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, approval of the Adjournment Proposal will not require the affirmative vote of any Ordinary Shares held by public shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution under Cayman Islands law, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of DHC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT DHC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain material U.S. federal income tax consequences for U.S. holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Amendment

Proposal is approved. This discussion only applies to U.S. holders that hold their Class A Ordinary Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment), and does not describe all of the tax consequences that may be relevant to U.S. holders in light of their particular circumstances, including alternative minimum taxes, the special tax accounting rules under Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Medicare contribution tax on net investment income, or any tax consequences to U.S. holders subject to special tax rules, such as:

•	banks, thrifts, mutual funds and other financial institutions or financial services entities;

•	insurance companies;

•	tax-exempt organizations (including private foundations), pension funds or governmental or international organizations;

•	regulated investment companies and real estate investment trusts;

•	persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options, in connection with employee incentive plans or otherwise as compensation;

•	dealers or traders subject to a mark-to-market method of tax accounting;

•	brokers or dealers in securities or foreign currency;

•	individual retirement and other deferred accounts;

•	persons holding their Class A Ordinary Shares as part of a “straddle,” hedge, conversion, wash sale, constructive sale or other risk reducing transactions;

•	persons that directly, indirectly or constructively own 10% or more (by vote or value) of our shares;

•	the Sponsor and its affiliates, officers and directors;

•	persons that are not U.S. holders;

•	grantor trusts;

•	persons whose functional currency is not the U.S. dollar;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes; or

•	corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes is the beneficial owner of Class A Ordinary Shares, the U.S. federal income tax treatment of a partner of the partnership will generally depend on the status of the partner and the activities of the partner and the partnership. As such, partnerships holding Class A Ordinary Shares and the partners in such partnerships should consult their tax advisors regarding the tax consequences in their particular circumstances.

This discussion is based on the Code, final, temporary and proposed Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change or differing interpretation, possibly with retroactive effect. Any such change or differing interpretation may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes, such as estate and gift taxes. U.S. holders of Class A Ordinary Shares are urged to consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

DHC has not requested, and does not intend to request, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences described in this discussion. Accordingly, no assurance can be given that the IRS will agree with this discussion or that a court will not sustain a challenge by the IRS to this discussion, if taken.

ALL U.S. HOLDERS OF CLASS A ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Class A Ordinary Shares that is not an entity treated as a partnership for U.S. federal income tax purposes, and that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares Pursuant to the Redemption

In the event that a U.S. holder’s Class A Ordinary Shares are redeemed for cash pursuant to the Redemption, subject to the passive foreign investment company (“PFIC”) rules discussed below under “—Passive Foreign Investment Company Status,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Class A Ordinary Shares under Section 302 of the Code. Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of Ordinary Shares treated as held by the U.S. holder (including Class A Ordinary Shares constructively owned as a result of, among other things, owning the Public Warrants) relative to all of the Ordinary Shares outstanding or treated as outstanding both before and after the redemption.

The redemption of Class A Ordinary Shares generally will be treated as a sale or exchange of the Class A Ordinary Shares if the redemption (i) results in a “complete termination” of the U.S. holder’s interest in DHC, (ii) is “substantially disproportionate” with respect to the U.S. holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder generally must take into account not only Ordinary Shares actually owned by such U.S. holder, but also Ordinary Shares such U.S. holder is treated as constructively owning. A U.S. holder may be treated as constructively owning Ordinary Shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any Ordinary Shares the U.S. holder has a right to acquire by exercise of an option, such as the Public Warrants. U.S. holders should consult their own tax advisors regarding the impact of the Public Warrants on the foregoing tests.

There will be a complete termination of a U.S. holder’s interest in DHC if either (i) all of the Ordinary Shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of the Ordinary Shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives. in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and the U.S. holder does not constructively own any other Ordinary Shares.

In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock of DHC actually or constructively owned by a U.S. holder immediately following the redemption generally must be less than 80% of the voting stock of DHC actually or constructively owned by such U.S. holder immediately prior to the redemption. Prior to DHC’s business combination, Class A Ordinary Shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable.

The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of a U.S. holder’s proportionate interest in DHC. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in DHC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. holders should consult with their tax advisors as to the tax consequences of a redemption of their Class A Ordinary Shares pursuant to the Redemption.

If the redemption qualifies as a sale or exchange of Class A Ordinary Shares by the U.S. holder under Section 302 of the Code, subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Status,” the U.S. holder would generally be required to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis of the Class A Ordinary Shares redeemed. Such gain or loss generally would be treated as long-term capital gain or loss if such Class A Ordinary Shares were held for more than one year on the date of the redemption. Long-term capital gains recognized by non-corporate U.S. holders are generally subject to U.S. federal income tax at a reduced rate of tax. It is unclear, however, whether the redemption rights with respect to Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose. The deductibility of capital losses is subject to various limitations. A U.S. holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the acquisition cost of such shares, less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

If the redemption does not qualify as a sale or exchange of Class A Ordinary Shares by the U.S. holder under Section 302 of the Code, the U.S. holder will be treated as receiving a corporate distribution on the Class A Ordinary Shares. Subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Status,” such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits of DHC, as determined under U.S. federal income tax principles. Such dividend will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. holders, dividends can potentially be taxed at the lower rate applicable to long-term capital gains, but only if certain requirements are met, including a holding period requirement and a requirement that the corporation not be classified as a PFIC during the taxable year in which the dividend is paid or the preceding taxable year. Because DHC believes it likely was a PFIC for its taxable year ended December 31, 2022, it is likely that the lower long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether the redemption rights with respect to Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose. U.S. holders should consult their own tax advisors regarding the availability of the lower rate for any such dividend.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the

Class A Ordinary Shares. After the application of the foregoing rules, any remaining tax basis a U.S. holder has in the redeemed Class A Ordinary Shares will be added to the adjusted tax basis in such U.S. holder’s remaining Ordinary Shares. If there are no such remaining Ordinary Shares, such U.S. holder should consult its own tax advisors as to the allocation of any such remaining tax basis.

U.S. holders should consult their tax advisors regarding whether the redemption of their Class A Ordinary Shares pursuant to the Redemption will be treated as a sale or exchange of the Class A Ordinary Shares or as a corporate distribution on the Class A Ordinary Shares for U.S. federal income tax purposes.

Passive Foreign Investment Company Status

A U.S. holder that elects to have its Ordinary Shares redeemed for cash pursuant to the Redemption may be subject to the PFIC rules.

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.

DHC believes that it is likely that DHC was a PFIC for its taxable year ended December 31, 2021, and its taxable year ended December 31, 2022, but no assurances can be made with respect to DHC’s PFIC status for the current taxable year or any subsequent taxable year, and our U.S. counsel expresses no opinion with respect to DHC’s PFIC status for any taxable year.

If DHC is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of Ordinary Shares and the U.S. holder did not make (i) either a timely qualified election fund (“QEF”) election under Section 1295 of the Code or a timely “mark-to-market” election for DHC’s first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Ordinary Shares or (ii) a QEF election along with a “purging election,” the making of which in each case would result in tax consequences different from the PFIC tax consequences described below, such U.S. holder generally will be subject to special rules with respect to:

•	any gain recognized by the U.S. holder on the sale or other disposition of its Ordinary Shares; and

•

any “excess distributions” made to the U.S. holder (generally, any distributions to the U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Ordinary Shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Ordinary Shares).

Under these special rules,

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the Ordinary Shares;

•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of DHC’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

In order to comply with the requirements of a QEF election, a U.S. holder must receive certain information from DHC. Upon written request, DHC will endeavor to provide to U.S. holders such information as the IRS may require to enable U.S. holders to make and maintain a QEF election, but there can be no assurance that DHC will timely provide such information.

Furthermore, in the event that a U.S. holder’s Class A Ordinary Shares are redeemed for cash pursuant to the Redemption, whether said redemption is treated as a sale or exchange of Class A Ordinary Shares or as a distribution on the Class A Ordinary Shares, such deemed sale or exchange or distribution, as applicable, would be treated as a sale or disposition or distribution, as applicable, for purposes of the PFIC rules described above.

The rules dealing with PFICs are complex and are affected by various factors in addition to those described above. Accordingly, a U.S. holder of Class A Ordinary Shares should consult its own tax advisor concerning the application of the PFIC rules, including the alternative tax consequences resulting from the elections available under the PFIC rules and PFIC information reporting requirements, to such Class A Ordinary Shares under such U.S. holder’s particular circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments resulting from the redemption of Class A Ordinary Shares. Backup withholding may apply to such payments if the U.S. holder fails to provide a correct taxpayer identification number or a certification of exempt status, or if the U.S. holder has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. The amount of any backup withholding will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, and may entitle such U.S. holder to a refund of any excess amounts withheld, provided that the required information is timely furnished to the IRS.

U.S. holders should consult their tax advisors regarding the application of backup withholding and the availability of, and the procedure for, obtaining an exemption from backup withholding in their particular circumstances.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF CLASS A ORDINARY SHARES ELECTING TO HAVE THEIR CLASS A ORDINARY SHARES REDEEMED WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH U.S. HOLDER OF CLASS A ORDINARY SHARES. U.S. HOLDERS OF CLASS A ORDINARY SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS.

BUSINESS OF DHC AND CERTAIN INFORMATION ABOUT DHC

References in this section to “we,” “our,” or “us” refer to DHC Acquisition Corp

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on December 22, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses in any industry or sector. We are currently reviewing a number of opportunities to enter into an initial business combination with one or more operating businesses.

Initial Public Offering and Private Placement

On March 4, 2021, DHC consummated its Initial Public Offering of 30,000,000 units, at an offering price of $10.00 per unit and a private placement with DHC Acquisition LLC of 6,000,000 private placement warrants at a price of $1.00 per warrant. On March 5, the Company consummated a partial exercise by the underwriters of the initial public offering of their over-allotment option for 945,072 units (the “Overallotment Units”) and 126,010 private placement warrants (together with the private placement warrants offered and sold in our initial public offering, the “Private Placement Warrants”). The net proceeds from our initial public offering and the Overallotment Units together with certain of the proceeds from the Private Placement, $309,450,720 in the aggregate, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the Initial Public Offering with Continental Stock Transfer & Trust Company acting as trustee.

The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-253763). The SEC declared the registration statement effective on March 1, 2021.

Following the closing of our Initial Public Offering and subsequent partial exercise by the underwriters of the initial public offering of their over-allotment option, an amount of approximately $309,450,720 ($10.00 per DHC Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of the Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of DHC’s Ordinary Shares as of September 30, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of DHC’s Ordinary Shares, by:

•	each person known by DHC to be the beneficial owner of more than 5% of DHC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of DHC’s executive officers and directors that beneficially owns shares of DHC’s Ordinary Shares; and

•	all DHC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 12,308,421 ordinary shares, consisting of (i) 4,572,153 Class A Ordinary Shares and (ii) 7,736,268 Class B Ordinary Shares, issued and outstanding as of September 30, 2023. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

Name of Beneficial Owners(1)	Class B Ordinary Shares		Class A Ordinary Shares
	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
DHC Sponsor LLC (our sponsor)(3)	7,736,268	100.00%	—	—	62.9%
Christopher Gaertner	7,736,268	100.00%	—	—	62.9%
Thomas Morgan, Jr.	—	—	—	—	—
Joseph DePinto	—	—	—	—	—
Richard Dauch	—	—	—	—	—
Kathleen Hildreth	—	—	—	—	—
All directors and executive officers of DHC as a group (four individuals)	7,736,268	100%	—	—	62.9%
Other 5% Shareholders
Radcliffe Capital Management, L.P. (4)	—	—	400,000	8.7%	3.2%
Aristeia Capital, L.L.C.(5)	—	—	1,750,000	38.3%	14.2%
Millennium Management LLC(6)	—	—	1,652,786	36.1%	13.4%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o DHC Acquisition Corp, 1900 West Kirkwood Blvd., Southlake, Texas 76092.
(2)

Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)	The shares reported above are held in the name of our Sponsor. Our Sponsor is controlled by Christopher Gaertner.
(4)

Based on a Schedule 13G filed with the SEC on March 10, 2023 by Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC (the “Radcliffe Entities”). The business address of the Radcliffe Entities is 50 Monument Road, Suite 300, Bala Cynwyd, Pennsylvania 19004.

(5)

According to a Schedule 13G filed with the SEC on February 14, 2023, Aristeia Capital, L.L.C. is the investment manager of, and has voting control with respect to the securities held by, one or more private investment funds, and therefore Aristeia Capital, L.L.C. has beneficial ownership of the Class A Ordinary Shares directly owned such private investment funds. The business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830.

(6)

According to a Schedule 13G filed with the SEC on January 27, 2023 by Millennium Management LLC. These securities are potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Israel A Englander, which are each subject to voting control and investment discretion of Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The business address of Millennium Management LLC is 399 Park Avenue, New York, New York 10022.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of the Business Combination and a definitive business combination agreement in connection therewith. Accordingly, if we consummate the Business Combination, DHC’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement related thereto will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Business Combination before the Charter Extension Date, DHC will liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless DHC has received contrary instructions, DHC may send a single copy of this proxy statement to any household at which two or more shareholders reside if DHC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce DHC’s expenses. However, if shareholders prefer to receive multiple sets of DHC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of DHC’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at DHC Acquisition Corp, 1900 West Kirkwood Blvd, Suite 1400B, Southlake, Texas 76092 to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

DHC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on DHC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of DHC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact DHC in writing at DHC Acquisition Corp, 1900 West Kirkwood Blvd, Suite 1400B, Southlake, Texas 76092 (310) 228-2894.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call (203) 658-9400, or by emailing DHCA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DHC Acquisition Corp	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 29, 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online shareholder meeting, you will need your 12 digit control number to vote electronically at the annual meeting.

To attend:

https://cstproxy.com/dhcacquisition/egm2023

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

^ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ^

PROXY	Please mark	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	your votes like this

1. Proposal No. 1—Extension Amendment Proposal –	FOR ☐	AGAINST ☐	ABSTAIN ☐
To amend the Memorandum and Articles of Association (our “Articles”) to extend the initial date by which DHC Acquisition Corp must consummate a business combination from December 4, 2023 to May 4, 2024, subject to any additional extensions as provided in our Articles.

2. Proposal No. 2—Adjournment Proposal—

To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies, if, based on the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of DHC Acquisition Corp (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve Proposal No. 1.

FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature                                                                               Signature, if held jointly                                                                           Date                        , 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Meeting of Shareholders to be held on November 30, 2023

This notice of meeting and the accompanying

proxy statement are available at:

https://www.cstproxy.com/dhcacquisition/egm2023

^ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ^

PROXY CARD FOR THE MEETING OF SHAREHOLDERS OF

DHC Acquisition Corp

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher Gaertner and, failing him, the duly appointed chairperson of the Meeting of the Shareholders (each a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Meeting of Shareholders of DHC Acquisition Corp to be held on November 30, 2023, at 9:00 a.m. Eastern Time, virtually via live webcast at https://cstproxy.com/dhcacquisition/egm2023 or at any adjournment and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Meeting of Shareholders or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)